SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 29, 2003

EXACTECH, INC.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

0-28240	59-2603930
(Commission File Number)	(IRS Employer Identification No.)

2320 NW 66TH Court
Gainesville, Florida 32653
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (352) 377-1140

(Former name or former address, if changed since last report)

Item 5.      Other Events

On January 29, 2003, Exactech, Inc. (the “Registrant”) announced a two-for-one split (the “Stock Split”) of the Registrant’s common stock, par value $.01. A copy of the press release issued by the Registrant on January 29, 2003 announcing the Stock Split is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.      Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.
Not Applicable.

(b)  Pro Forma Financial Information.
Not Applicable.

(c)  Exhibits
99.1 Press Release of the Registrant dated January 29, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2003	EXACTECH, INC. By: /s/ JOEL C. PHILLIPS Joel C. Phillips Chief Financial Officer and Treasurer

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EXHIBIT INDEX

99.1	Press Release of the Registrant dated January 29, 2003.